                                                                    Exhibit 10.1



                                 AMENDMENT No. 7

                                       to

                   AMETEK 401(k) PLAN FOR ACQUIRED BUSINESSES


                  WHEREAS, there was adopted and made effective as of May 1, 1999, the AMETEK 401(k) Plan for Acquired Businesses (the "Acquired Businesses Plan"); and

                  WHEREAS, Section 10.1 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time, and from time to time; and

                  WHEREAS, AMETEK now desires to amend the Plan in certain respects;

                  NOW, THEREFORE, the Plan is hereby amended as follows:

         FIRST: Schedule I is hereby amended, to read in its entirety as follows:

                                   "SCHEDULE I

                      Subsidiary/Division                           Employer Matching Contribution
                      -------------------                           ------------------------------
         Aerospace Division (Costa Mesa Plant)                                      4%

         AMETEK Patriot Sensors Division (Michigan)                                 3%

         AMETEK Aerospace Patriot Products                                          3%
              (California)
         AMETEK Patriot Sensors Division (Pennsylvania)                             3%
              (known as Drexelbrook Controls, Inc. until merged into
              Patriot on 1/12/00)"
         AMETEK National Controls Corporation Retirement                            5%
               Savings Plan
         AMETEK Prestolite Power & Switch Division (Ohio)                           3%
         AMETEK Lamb Electric Division (Michigan Plant)                             3%
         AMETEK Lamb Electric Division (Oklahoma Plant)                             3%
         AMETEK Lamb Electric Division (Alabama Plant)                              3%
         Aerospace and Power Instruments Division (Rochester, NY)                   5%
         AMETEK Motors Holding, Inc.                                                6%


         SECOND: The provisions of this Amendment No. 7 shall be effective as of May 18, 2001.

                                                                    Exhibit 10.1



         IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer on this 18th day of May, 2001.

                                                AMETEK, Inc.

                                                By: Donna F. Winquist
                                                   -----------------------


Attest:

Kathryn E. Londra
----------------------








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